UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.   20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     September 11, 2006

      CENTRAL VERMONT PUBLIC SERVICE CORPORATION
(Exact name of registrant as specified in its charter)

Vermont (State or other jurisdiction of incorporation)	1-8222 (Commission File Number)	03-0111290 (IRS Employer Identification No.)

       77 Grove Street, Rutland, Vermont               05701

(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (802) 773-2711

                                      N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
       (17 CFR 240.13e-4(c))

Explanatory Note. This Form 8-K/A is being filed to include the inadvertent omission of Schedule 1 from the MOU originally filed on September 11, 2006.
Item 1.01.	Entry into a Material Definitive Agreement.

      On September 11, 2006, Central Vermont Public Service Corporation entered into a Memorandum of Understanding ('MOU") with the Vermont Department of Public Service regarding the Company's pending rate case. The Company issued a news release highlighting the key points of the MOU, which is attached hereto and incorporated herein by reference as Exhibits 99.1. The MOU is attached hereto incorporated herein by reference as Exhibit 10.93.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.
Exhibit Number	Description of Exhibit
10.93	Memorandum of Understanding, dated September 11, 2006, between the Vermont Department of Public Service and Central Vermont Public Service Corporation.
99.1	Central Vermont's news release dated September 11, 2006.

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By	/s/ Dale A. Rocheleau Dale A. Rocheleau Senior Vice President for Legal and Public Affairs and Corporate Secretary

September 11, 2006
EXHIBIT INDEX
10.93	Memorandum of Understanding, dated September 11, 2006, between the Vermont Department of Public Service and Central Vermont Public Service Corporation.
99.1	Central Vermont's news release dated September 11, 2006.